SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                EROX CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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                                EROX CORPORATION

                    Notice of Annual Meeting of Shareholders
                             to be held May 20, 1998
                      ------------------------------------


To the Shareholders of EROX Corporation:


         The annual meeting of shareholders (the "Annual Meeting") of EROX Corporation (the "Company") will be held at the Holiday Inn Palo Alto-Stanford, 625 El Camino Real, Palo Alto, California, on May 20, 1998, at 10:00 a.m. local time, for the following purposes:


         (1)      To elect six  Directors  to hold office  until the next Annual
                  Meeting;

         (2)      To  approve  an  amendment  to  the   Company's   Articles  of
                  Incorporation to change its name from Erox Corporation to Human Pheromone Sciences Inc.;

         (3)      To  approve  an  amendment  to  the   Company's   Non-Employee
                  Directors' Stock Option Plan to increase the number of shares available for issuance by 200,000; and

         (4) To act upon such other business as may properly come before the meeting.


         These items of business are more fully described in the Proxy Statement accompanying this notice.

         Only shareholders of record at the close of business on April 13, 1998, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.



                       BY ORDER OF THE BOARD OF DIRECTORS


                                     Julian N. Stern, Secretary


Fremont, California
April 16, 1998



================================================================================
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.
================================================================================

                                EROX CORPORATION
                               4034 Clipper Court
                            Fremont, California 94538
                            Telephone: (510) 226-6874

                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------


INFORMATION CONCERNING SOLICITATION AND VOTING

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of EROX Corporation, a California corporation (the "Company"). The proxy is solicited for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 10:00 a.m. local time on May 20, 1998, at the Holiday Inn Palo Alto-Stanford, 625 El Camino Real, Palo Alto, California.


Record Date and Shares Outstanding

         Only shareholders of record at the close of business on April 13, 1998, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 10,289,488 shares of common stock and 1,433,333 shares of preferred stock. Holders of a majority of the outstanding shares of common and preferred stock of the Company, either present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.


Revocability of Proxies

         Any shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the shareholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.


Voting and Solicitation

         A shareholder has the right to request cumulative voting for the election of directors by giving notice of such shareholder's intention to cumulate votes at the meeting prior to the voting. Cumulative voting allows a shareholder to cast that number of votes which equals the number of directors to be elected multiplied by the number of shares held by such shareholder and to distribute those votes among the nominees as the shareholder may choose. However, no shareholder shall be entitled to vote for more than six candidates and votes may not be cast in favor of a candidate unless the candidate's name has been placed in nomination prior to the voting. In the election of Directors, the six candidates receiving the highest number of affirmative votes of the shares represented and voting at the Annual Meeting will be elected directors.

         On all other matters, each share is entitled to one vote on each proposal that comes before the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting. However, abstentions are counted as votes against a proposal for purpose of determining whether or not a proposal has been approved, whereas broker non-votes are not counted for such purpose.

         The Company will bear the entire cost of solicitation, including preparation, assembling and mailing this proxy statement, the proxies and any additional material, which may be furnished to shareholders. The Company will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of Common Stock. The original solicitation of proxies by mail may be supplemented by telephone, telegram and/or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such services.


STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The  following  table  sets forth  certain  information  regarding  the beneficial  ownership of the Company's Common Stock as of April 13, 1998 by: (i)
each person who is known by the Company to own beneficially  more than 5% of the outstanding  shares  of  Common  Stock;  (ii)  each of the  Company's  executive officers named in the Summary  Compensation  Table;  (iii) each of the Company's directors;  and (iv) by all directors and executive officers as a group.  Except as otherwise  indicated,  the Company believes that the beneficial owners of the securities  listed below,  based on information  furnished by such owners,  have sole investment and voting power with respect to the Common Stock shown as being beneficially owned by them:

Directors, Nominees, Officers And 5% Stockholders           Shares Beneficially Owned(1)     Percent Of Class(1)(2)
-------------------------------------------------           ----------------------------     ----------------------
William P. Horgan (3)                                                 297,433                         2.7

Michael V. Stern(4)                                                   308,885                         2.8

Bernard I. Grosser, M.D.(5)                                           141,716                         1.3

Helen C. Leong(6)                                                     219,124                         2.0

Michael D. Kaufman(7)                                                 909,916                         8.3

Robert Marx(8)                                                        152,724                         1.4

Maxine C. Harmatta(9)                                                  88,854                         0.8

All  executive  officers and directors
as a group (7 persons)(10)                                            953,260                        19.3

David L. Berliner, M.D.                                               587,500                         5.4
535 Middlefield Road, Suite 240
Menlo Park, CA 94025

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of Shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 13, 1998 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2) Percentage of beneficial ownership is based on 10,289,488 shares of Common Stock outstanding as of April 13, 1998.

(3)      Includes 284,233 shares issuable on exercise of outstanding options.

(4)      Includes 111,545 shares issuable on exercise of outstanding options.

(5)      Includes 64,166 shares issuable on exercise of outstanding options.

(6)      Includes 64,166 shares issuable on exercise of outstanding options.

(7) Includes 891,167 shares held in the name of a partnership and 18,749 shares issuable on exercise of outstanding options.

(8)      Includes 54,166 shares issuable on exercise of outstanding options

(9)      Includes 88,854 shares issuable on exercise of outstanding options.

(10)     Includes 685,879 shares issuable on exercise of outstanding options.

PROPOSAL 1 -- ELECTION OF DIRECTORS


         Each of the six directors to be elected will hold office until the next annual meeting of the shareholders or until a successor shall be elected and qualified. The following individuals are proposed for election:


Name                           Age       Principal Occupation
----                           ---       --------------------
William P. Horgan              50        Chairman of the Board of Directors,
                                         Chief Executive Officer and Director

Michael V. Stern               39        President and Director

Bernard I. Grosser, M.D.       68        Director

Michael D. Kaufman             57        Director

Helen C. Leong                 70        Director

Robert Marx                    67        Director


         William P. Horgan was appointed to the newly created post of Chairman of the Board in November 1996 after serving as President, Chief Executive Officer and Director since January 1994, when he joined the Company. From May 1992 to January 1994, he served as Chief Financial and Administrative Officer of Geobiotics, Inc., a biotechnology-based development stage company, and from January 1990 to May 1992, was employed by E.S. Jacobs and Company as Senior Vice President of Worlds of Wonder, Inc.

         Michael V. Stern was named President in November 1996. Mr. Stern has served as a Director since March 1993, and was appointed Vice President Sales and Marketing in February 1994. Prior to that, from February 1993 until February 1994 he was Director of Marketing and Sales for McGuire Company, a division of Kohler Company.

         Bernard I. Grosser, M.D. has served as a Director since March 1992. Dr. Grosser is Chairman of the Department of Psychiatry at the University of Utah and has served in that capacity since 1982. Dr. Grosser has conducted extensive research related to hormonal target areas of the brain.

         Michael D. Kaufman, a Director since August 1997, is Managing General Partner of MK Global Ventures, a firm he founded in 1987. Prior to 1987, Mr. Kaufman spent six years as a General Partner of Oak Investment Partners, where he was involved in the formation of numerous technology companies and served as founding investor and director of Businessland, Davox, Katun, Easel, Ekco, Interlan and Ziyad, among others. Prior to becoming a Partner of Oak Investment Partners, Mr. Kaufman was President and COO of Centronics Data Corporation, a $150 million NYSE-listed manufacturer of computer-related printing devices.

         Helen C. Leong has served as a Director since April 1993. Mrs. Leong is and has been for more than five years the managing partner of Leong Ventures, which makes investments in the areas of biogenetics and health-oriented technologies. She is a general partner of CLW Associates, which specializes in real estate and start-up businesses in consumer fields. Mrs. Leong is also a founder of Mid-Peninsula Bank of Palo Alto where she has served as a director since 1988.

         Robert Marx has served as a Director since October 1994. Mr. Marx was the founder and Co-Chief Executive Officer of Gildamarx Incorporated, a firm specializing in designing and manufacturing exercise apparel and products for active lifestyles from 1979 until the sale of the company in 1996. He is a member of the Executive Committee of the Sports Apparel Products Council and the Board of Directors of the California Manufacturers Association.

         There are no family relationships between directors or executive officers of the Company.


Required Vote

         The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them will be elected as directors.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.


Board Compensation

         Directors currently are not compensated for attending Board meetings, but are reimbursed for their reasonable expenses incurred in attendance. The Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan") provides for the automatic grant of 25,000 shares of Common Stock if a person who is neither an officer nor an employee of the Company and who has not previously been a member of the Board is elected or appointed director. Each such option will become exercisable at the rate of one-twelfth of the number of shares covered by the option each month following the grant date, so long as the individual is serving as a director, with full vesting over one year. In addition, in June of each year, the Company is required to grant to each non-employee director a 10-year Non-Qualified Option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of the grant. These options will vest one-twelfth per month after the date of grant, as long as the individual is serving as a director, with full vesting over one year. The exercise price of all options granted pursuant to the Directors' Plan is the fair market value of the Company's Common Stock at the time of grant. A total of 275,000 shares are reserved for issuance under the Directors' Plan.

         An increase in the number of shares available for issuance under this Plan is the subject of Proposal 3.


Board Meetings and Committees of the Board

         The Board of Directors met eight times in 1997. Each director participated in at least 88% of the meetings of the Board.

         The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee.

         The Audit Committee of the Board of Directors, whose members are Mrs. Leong, Dr. Grosser, and Mr. Marx, held one meeting during 1997, with all director members in attendance at such meeting. The Audit Committee's purpose is to consult with the Company's independent auditors concerning their audit plans, the results of the audit, the Company's accounting principles and the adequacy of the Company's general accounting controls.

         The Compensation and Stock Option Committee of the Board of Directors, whose members are Mrs. Leong and Dr. Grosser, held two meetings during 1997, with all director members in attendance at such meetings. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for officers and other employees of the Company and administers various incentive compensation and benefit plans.

EXECUTIVE COMPENSATION

         The following table sets forth the total compensation for 1997, 1996 and 1995 of the Chief Executive Officer and each of the other executive officers of the Company whose total salary and bonus for 1997 exceeded $100,000 (the
"Named Officers").

                                            SUMMARY COMPENSATION TABLE
                                                                                                   Long-Term
                                                                                                 Compensation
                                                        Annual Compensation                          Award
                                             -----------------------------------------            -----------

                                                                                            Securities Underlying
    Name and Principal Position              Year               Salary           Bonus            Options (#)
    ---------------------------              ----               ------           -----            -----------
William P. Horgan                            1997              $193,000           --                  --
Chairman of the Board and Chief              1996              $185,000         $55,000             100,000
Executive Officer                            1995              $156,000         $10,000             100,000

Michael P. Stern                             1997              $143,400           --                  --
President                                    1996              $134,000         $40,200             150,000
                                             1995              $120,000         $ 7,000              25,000

Maxine C. Harmatta                           1997              $118,000           --                  --
Vice President                               1996              $110,000         $31,850             125,000
                                             1995              $100,000         $ 5,300              15,000


Option Grants in Last Fiscal Year

         There were no option grants in 1997 to the Named Officers and none of the Named Officers acquired any shares on exercise of options in 1997.


Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

         The following table sets forth certain information concerning the exercise of options to purchase Common Stock during the year ended December 31, 1997 and the number of unexercised options held as of December 31, 1997 by the Named Officers.

                                              Number of Securities         Value of Unexercised
                                             Underlying Unexercised       In-the-Money Options at
                                          Options at December 31, 1997        December 31, 1997
                       Name               Exercisable/Unexercisable(#)  Exercisable/Unexercisable($)(1)
                       ----               ----------------------------  -------------------------------
           William P. Horgan                     271,039/98,961                     -/-
           Michael V. Stern                      91,754/116,146                     -/-
           Maxine C. Harmatta                    78,646/96,354                      -/-

---------------
(1) Assuming a stock price of $.75 per share, which was the closing price of a Share of Common Stock reported on the NASDAQ National Market on December 31, 1997.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1991, the Company transferred to Pherin Corporation ("Pherin"), a newly formed California corporation, all of the Company's rights to its human pheromone technology for use other than in the consumer products field, together with $2 million in cash, in exchange for all of the stock of Pherin. Upon approval by its shareholders at the Annual Meeting, held in August 1991, the Company distributed to its shareholders all of the stock of Pherin. Certain stockholders identified under "Principal Stockholders" above are also stockholders of Pherin.

         EROX and Pherin are parties to an agreement, pursuant to which Pherin will supply EROX with its reasonable requirements of human pheromones and to make available to EROX the basic manufacturing technology. Under the agreement, payments to Pherin in 1997 totaled $280,000. After January 31, 1996, rather than supply human pheromones to EROX, Pherin may instead elect to provide to the Company all manufacturing technology in its possession that it has not previously supplied to EROX. On February 10, 1998, the Company signed an amendment renewing the agreement. The terms remain substantially the same as the original agreement with payments to Pherin of $23,000 per month and the agreement extending to March 1, 1999. Under this amendment, the Company has the ability to cancel the agreement with 60 days prior written notice.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership (Form
3) and changes in ownership of such stock (Forms 4 and 5).

         To the Company's knowledge, based solely upon review of the copies of such reports and certain representations furnished to it, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 1997.

PROPOSAL  2  --  APPROVAL  OF  AN  AMENDMENT  TO  THE   COMPANY'S   ARTICLES  OF
INCORPORATION TO CHANGE ITS NAME FROM EROX CORPORATION TO HUMAN PHEROMONE SCIENCES, INC.

         At the Annual Meeting, shareholders will be asked to approve a change of name for the Company from Erox Corporation to Human Pheromone Sciences, Inc.

         In February 1998, the Board of Directors of the Company approved an amendment to its Articles of Incorporation to change the Company's name from Erox Corporation to Human Pheromone Science, Inc. The Company believes that the name Erox connotes a line of fragrance products and as such does not effectively communicate to consumers or investors the biotechnology base of the Company. The Company considers the strength and breadth of its patented human pheromone technology to be of greater significance than its current line of fragrance products.

         Recent developments in the scientific community have created increasing media interest in pheromones. The scientific community as well as the consumer is becoming more educated regarding the Vomeronasal Organ (VNO) and human pheromones and their potential uses. The Company believes that the key to fully exploiting its patented human pheromone technology is to firmly position itself as the first consumer products company to employ the science and applications of human pheromones. The name Human Pheromone Sciences Inc. clearly identifies the Company as one whose business is the science and technology of human pheromones. This change should aide in the Company's goal of expanding consumer and investor perceptions of its technology into a broader range of consumer products.

         The Board of Directors believes that the name change will provide investors and the consuming public with a clearer picture of the mission of the Company.


Required Vote

         The approval of the amendment to the Articles of Incorporation of the Company requires the affirmative vote of the holders of a majority of the outstanding shares of the Company. Consequently, abstentions will have the effect of a vote against the proposed amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE ITS NAME FROM EROX CORPORATION TO HUMAN PHEROMONE SCIENCES, INC.

PROPOSAL 3 -- APPROVAL OF 200,000 ADDITIONAL SHARES OF COMMON STOCK FOR THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         At the Annual Meeting, shareholders will be asked to approve an amendment to the Non-Employee Directors' Stock Option Plan to increase the number of shares available for issuance by 200,000 shares. This Plan currently has remaining 25,000 shares of Common Stock available for issuance.


Background

         In 1994, the Board and the shareholders approved the Non-Employee Directors' Stock Option Plan (the "Directors' Plan") for which 275,000 shares of Common Stock were reserved for issuance on exercise of options; 25,000 shares remain available for issuance. On February 11, 1998, the Board of Directors passed a resolution that the Director's Plan be amended to increase the authorized number of shares by 200,000. The purpose of this proposal is to obtain shareholder approval of the amendment to the Directors' Plan increasing the authorized number of shares by 200,000. Only non-employee directors of the Company are eligible to participate and only Non-qualified Options may be granted. The Directors' Plan provides that option grants to non-employee directors of the Company be made on a mandatory basis and not on a discretionary basis. The Directors' Plan may be administered by the Board of Directors or the Board may delegate its authority to a committee composed of not less than two outside directors (the "Administrator") and may delegate routine matters to management.


Description of the Directors' Plan

         The Directors' Plan operates as follows. Each director who is neither an officer nor an employee of the Company and who has not previously been granted a stock option by the Company as of the date the Directors' Plan was adopted by the Board shall be granted an initial 10-year Non-qualified Option to purchase 25,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of the grant. Each person who is not an officer or employee of the Company and who has not previously been a member of the Board who is thereafter elected or appointed to the Board shall also be granted a Non-qualified Option for 25,000 shares on the same terms. Each such option will become exercisable at the rate of one-twelfth of the number of shares covered by the option each month following the grant date, so long as the individual is serving as a director, with full vesting over one year.

         In June of each year, the Company is required to grant to each non-employee director a 10-year Non-qualified Option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of the grant. These options will vest one-twelfth per month after the date of grant, as long as the individual is serving as a director, with full vesting over one year.

         The consideration payable in connection with any Non-qualified Option granted under the Directors' Plan (including any related taxes) may be paid in cash or by delivery of shares of Common Stock of the Company. Options generally terminate three months after a non-employee director ceases to be, for any reason, a director of the Company, with the following exceptions: if a non-employee director ceases to be a director due to death, disability or retirement, the options may be exercised for one year after the termination, unless a shorter period is specified in the option agreement but, in no event, after the expiration date of the option.

         The Board may amend, alter or discontinue the Directors' Plan or any option at any time, except that the consent of a participant is required if the participant's existing rights under an outstanding option would be impaired. In addition, to the extent required under applicable tax and securities laws and regulations, the shareholders of the Company must approve any amendment, alteration, or discontinuance of the Directors' Plan that would increase the total number of shares reserved under the Directors' Plan and in certain other circumstances as the Board may deem advisable to comply with such laws and regulations. In addition, the provisions of the Directors' Plan governing who is granted options, the number of shares covered by each option, the exercise price, and the period of exercisability and the timing of option grants may not be amended more than once every six months, other than for changes necessary to conform to the Internal Revenue code of 1986 or the Employee Retirement Income Security Act of 1974.

         The Company views stock options as a means of providing incentives to its Board members. In addition, the Company believes it important that directors have meaningful equity ownership in the Company; stock options are one way for directors to obtain such ownership.


Federal Income Tax Consequences

         In general, a non-employee director who is not a citizen or resident of the United States ("U.S. Director") should not have taxable income upon the grant of a Non-qualified Option. Upon exercise of a Non-qualified Option, the U.S. Director will generally have ordinary income (and the Company will be entitled to a corresponding deduction) in the amount by which the fair market value of the stock at the time exceeds the purchase price. If shares are held at least eighteen months after the date the U.S. Director has taxable income from acquiring them, then upon sales of the shares the non-employee director will have long-term capital gain or loss equal to the difference between the sales price and the fair market value of the shares on the date the income is recognized. Under current federal income tax law, long term capital gain is taxable at a maximum stated rate of 20%, while ordinary income is taxable at a maximum stated rate of 39.6%. In the case of both capital gains and ordinary income, the effective rate of tax may be higher because of various phase out and recapture provisions.


Required Vote

         Approval of the amendment to the Directors' Plan providing for additional shares requires the affirmative vote of a majority of the votes cast at a duly held shareholders' meeting at which a quorum of the voting power is represented.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF 200,000 ADDITIONAL SHARES OF COMMON STOCK FOR THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.


Plan Benefits

         The following table shows the number of options which may be granted to the named individuals and groups under the Directors' Plan over the 10-year life of the Directors' Plan assuming the Board of Directors to have members who are not officers or employees of the Company:


                    Non-Employee Directors' Stock Option Plan

             Name and Position                              Number of Options(1)
             -----------------                              --------------------
William P. Horgan                                                     0
Chairman and Chief Executive Officer

Executive Officers as a Group                                         0

Non-Executive Director Group(2)                                 225,000

Non-Executive Officer Employee Group                                  0

--------------------

(1)      All options granted at fair market value as of date of grant.
(2) Only non-employee directors are eligible to receive grants under the Directors' Plan.

OTHER BUSINESS

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares presented thereby on such matters in accordance with their best judgment.


SHAREHOLDER PROPOSAL

         Under the rules of the Securities and Exchange Commission, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 1999 must submit such proposals so as to be received by the Company at 4034 Clipper Court, Fremont, California 94538, on or before December 31, 1998.


                       BY ORDER OF THE BOARD OF DIRECTORS


                                    Julian N. Stern, Secretary


Fremont, California
April 16, 1998


                                    IMPORTANT

         You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are earnestly requested to sign and return the accompanying proxy in the enclosed envelope.

                                EROX CORPORATION

                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN


         1.       Purpose.

                  The purpose of this Plan is to offer Nonemployee Directors of EROX Corporation an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing shares of the Company's Common Stock. This Plan provides for the grant of Options to purchase Shares. Options granted hereunder shall be "Nonstatutory Options," and shall not include "incentive stock options" intended to qualify for treatment under Sections 421 and 422A of the Internal Revenue Code of 1986, as amended.

         2.       Definitions.

                  As used herein, the following definitions shall apply:

                  (a) "Administrator" shall mean the entity, either the Board or the Committee, responsible for administering this Plan, as provided in Section 3.

                  (b) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" shall mean the committee, if any, appointed by the Board in accordance with Section 3(c) to administer this Plan.

                  (e) "Company" shall mean EROX Corporation.

                  (f) "Common Stock" shall mean the Common Stock of the Company.

                  (g) "Expiration Date" shall mean the last day of the term of an Option established under Section 6(c).

                  (h) "Fair Market Value" shall mean, as of the date in question, the last transaction price quoted by the NASDAQ National Market System on the business day immediately preceding such date; provided, however, that if the foregoing shall be inappropriate, then the Fair Market Value shall be determined by the Administrator in good faith at its sole discretion and on such basis as it shall deem appropriate. Such determination shall be conclusive and binding on all persons.

                  (i) "Nonemployee Director" shall mean any person who is a member of the Board but is not an employee of the Company or any Parent or Subsidiary of the Company and has not been an employee of the Company or any Parent or Subsidiary of the Company at any time during the preceding twelve months. Service as a director does not in itself constitute employment for purposes of this definition.

                  (j) "Option" shall mean a stock option granted pursuant to this Plan. Each Option shall be a nonstatutory option not intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

                  (k) "Option Agreement" shall mean the written agreement described in Section 6 evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option.

                  (l) "Option Shares" shall mean the Shares subject to an Option granted under this Plan.

                  (m) "Optionee" shall mean a Nonemployee Director who holds an Option.

                  (n) "Plan" shall mean this EROX Corporation Nonemployee Directors' Stock Option Plan, as it may be amended from time to time.

                  (o)  "Related  Option"  shall  have the  meaning  set forth in
Section 7(d).

                  (p) "Section" unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

                  (q) "Share" shall mean a share of Common Stock, as adjusted in accordance with Section 9.

                  (r) "Subsidiary" shall mean a "subsidiary corporation" of the Company, whether now or hereafter existing, within the meaning of Section 425(f) of the Code, but only for so long as it is a "subsidiary corporation."

         3.       Administration.

                  (a) This Plan shall be administered by the Board unless and until such time as the Board delegates administration to a Committee pursuant to
Section 3(c);  provided,  however,  that if by virtue of the  composition of the
Board or otherwise, the Board does not satisfy the requirements for disinterested administration of a plan in accordance with Rule 16b-3(c), or any successor provision, the Board shall delegate administration to a Committee pursuant to Section 3(c) (in any case, the "Administrator").

                  (b) The Administrator shall have full power and discretion, subject to the express provisions of this Plan:

                           (i) To construe and  interpret  this Plan and Options
granted under it, and to establish, amend, and revoke rules and regulations for administration of this Plan. In the exercise of this power, the Administrator shall generally determine all questions of policy and interpretation that may arise and may correct any defect, omission, or inconsistency in this Plan or in any Option Agreement in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective.

                           (ii) To amend this Plan as provided in Section 13.

                           (iii)  Generally,  to  exercise  such  powers  and to
perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

                  (c) The Board, by resolution, may delegate administration of this Plan (including, without limitation, the Board's powers under Section 3(b)) to a Committee composed of not less than two directors appointed by the Board who are "disinterested persons" within the meaning set forth in Rule 16b-3(c)(2)(i) under the Exchange Act or any successor definition adopted by the Securities and Exchange Commission or any successor agency. The Committee shall then have the administrative powers theretofore possessed by the Board under this Plan, subject to such constraints, not inconsistent with the provisions of this Plan, as the Board may adopt from time to time. Subject to the proviso in
Section 3(a), the Board at any time may revest in itself the administration of this Plan.

                  (d) All decisions, interpretations and other actions of the Administrator shall be final and binding on all persons. No member of the Committee or Board shall be liable for any action that he has taken or failed to take in good faith with respect to this Plan or any Option.

         4.       Eligibility.

                  Only Nonemployee Directors may receive Options under this Plan.

         5.       Shares Subject to Plan.

                  (a) Aggregate Number. Subject to Section 9 (relating to adjustments upon changes in Shares), the Shares which may be issued upon exercise of Options shall not exceed in the aggregate 275,000 Shares. Shares issued under this Plan may be unissued Shares or reacquired Shares. The number of Shares that are subject to Options at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. If any Option shall for any reason terminate or expire without having been exercised in full, the Shares allocable to the unexercised portion of such option shall be available again for the purpose of this Plan.

                  (b) No Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the issuance (as evidenced by the appropriate entry on the books of the Company or its duly authorized transfer agent) of a stock certificate evidencing such Shares. Subject to Section 9, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the date the certificate is issued.

         6.       Grant of Options.

                  (a) Mandatory Initial Option Grants. Subject to the terms and conditions of this Plan, each Board member who is not an officer or employee of the Company and who has not previously been granted a stock option by the Company as of the date this Plan is adopted by the Board and each person thereafter who is not an officer or employee of the Company and who has not previously been a member of the Board who is elected or appointed as a member of the Board, shall be granted an Option to purchase 25,000 Shares on the adoption by the Board of this Plan or on such election or appointment, as the case may be, at an exercise price equal to the Fair Market Value of such Shares on the date of such option grant.

                  (b) Mandatory Annual Option Grants. Subject to the terms and conditions of this Plan, on the 14th day of June of each year beginning with 1994 (or beginning with 1993 in the case of each Nonemployee Director who does not receive an initial 25,000 share grant), the Company shall grant to each such Nonemployee Director then in office an Option to purchase 10,000 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such option grant.

                  (c) Terms; Vesting. Subject to the other provisions of this Plan, each Option granted pursuant to this Plan shall be for a term of ten years. Each Option granted under Section 6 shall become exercisable with respect to one-twelfth of the number of Shares covered by such Option on the 14th day of each month following the grant date, so that such Option shall be fully exercisable on the first anniversary date of the Option grant.

                  (d) Limitation on Other Grants. The Administrator shall have no discretion to grant Options under this Plan other than as set forth in Sections 6(a) and 6(b).

                  (e) Option Agreement. As soon as practicable after the grant of an Option, the Optionee and the Company shall enter into a written Option Agreement which specifies the date of grant, the number of Option Shares, the option price, and the other terms and conditions applicable to the Option.

                  (f) Transferability. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable during the Optionee's lifetime only by the Optionee.

                  (g) Limits on Exercise. Subject to the other provisions of this Plan, an Option shall be exercisable in such amounts as are specified in the Option Agreement.

                  (h) Exercise Procedures. To the extent the right to purchase Shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the Optionee to the Company stating the number of Shares being purchased, accompanied by payment of the exercise price for the Shares, and other applicable amounts, as provided in Section 7.

                  (i) Termination of Directorship; Death; Disability. If for any reason other than death or permanent and total disability, an Optionee ceases to be a member of the Board, Options granted to the Optionee, to the extent exercisable at the date of such cessation, may be exercised in whole or in part at any time within three months after the date of such cessation (but in no event after the Expiration Date), but not thereafter. If an Optionee dies or become permanently and totally disabled (within the meaning of Section 11(e)(3) of the Code) while he or she is a member of the Board (or, in the event of death, within the period that the Option remains exercisable after the Optionee ceases to be a member of the Board), Options granted to the Optionee, to the extent exercisable on the date of death or permanent and total disability, may be exercised in whole or in part by the Optionee, by the Optionee's personal representative, or by the person to whom the Option is transferred by will or the laws of the descent and distribution, at any time within (x) one year after the date of death or permanent and total disability of the Optionee or (y) if lesser, the period specified in the Option Agreement, but (z) in no event after the Expiration Date.

         7.       Payment and Taxes upon Exercise of Options.

                  (a) Purchase Price. The purchase price of Shares issued under this Plan shall be paid in full at the time an Option is exercised.

                  (b) Form of Consideration. Optionees may make all or any portion of any payment due to the Company upon exercise of an Option by delivery of cash or any Shares or other securities of the Company, so long as such Shares or other securities constitute valid consideration for the stock under applicable law and are surrendered in good form for transfer; provided, however, that Options may not be exercised by the delivery of Shares or other securities of the Company more frequently than at six-month intervals. Shares or other securities delivered upon exercise shall be valued at their Fair Market Value on the delivery date.

                  (c) Taxes. Irrespective of the form of payment made for exercise of an Option, exercise shall be conditioned upon payment in cash to the Company by the Optionee of all local, state and federal withholding taxes applicable, in the Administrator's judgment, to the exercise of the Option.

                  (d) Withholding of Shares. In addition, if and to the extent authorized by the Administrator in its discretion, a person who has received Options may make an election to have Shares or other securities of the Company withheld by the Company or to tender any such securities to the Company upon any exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company subject to the following limitations:

                           (i) such election shall be irrevocable;

                           (ii)  such   election   shall  be   subject   to  the
disapproval of the Administrator;

                           (iii) such election may not be made within six months
of the grant date of the Option the exercise of which resulted in the tax withholding obligation (the "Related Option"); and

                           (iv)  such   election   must  be  made  prior  to  or
coincident with the date of exercise of the Related Option and within any ten day period prior to the date that the amount of tax to be withheld upon such exercise is determined beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of sales and earnings.

Any Shares or such other securities so withheld or tendered will be valued by the Company at the their Fair Market Value on the date of exercise. The right to so withhold or tender shares shall relate separately to each Option or any increment of any Option covering not less than 100 Shares.

         8.       Use of Proceeds.

                  Proceeds from the sale of Shares pursuant to this Plan shall be used for general corporate purposes.

         9.       Adjustment of Shares.

                  (a) Changes in Capital Structure.  Subject to Section 9(b), if
the outstanding Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of securities or declaration of stock dividends, the total number and/or kind of securities for the purchase of which Options may be granted under this Plan, and the number and/or kind of securities as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Administrator. Any adjustment in an outstanding Option shall be made without change in the total exercise price applicable to the unexercised portion of such Option and with a corresponding adjustment in the exercise price per Share. Any adjustment under this Section 9(a) shall be subject to the provisions of the Company's Certificate of Incorporation, as amended, and applicable law.

                  (b) Acquisitions and Other Transactions. In connection with the dissolution or liquidation of the Company or a partial liquidation involving more than 50% of the assets of the Company, a merger or reorganization of the Company in which another entity is the survivor, a merger or reorganization of the Company under which more than 50% of the Shares outstanding prior to the merger or reorganization are converted into cash, other securities, or both, or a sale of more than 50% of the Company's assets, the Administrator, upon 10 days' prior written notice to the Optionee, shall (i) accelerate the vesting schedule to which all Options are subject; and (ii) shorten the period during which all Options are exercisable (provided each Option remains exercisable, to the extent otherwise exercisable, for at least 10 days after the date the notice is given) and provided that Options not exercised prior to the effective date of the dissolution, liquidation, reorganization, merger, sale, or other event shall terminate upon the effective date of such event.

         10.      No Right to Directorship.

                  Neither, this Plan nor any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of the Optionee's membership on the Board or shall interfere in any way with provisions in the Company's Certificate of Incorporation and By-Laws relating to the election, appointment, terms of office, and removal of members of the Board.

         11.      Legal Requirements.

                  The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company's securities may then be listed. The Company shall have no obligation to register the securities covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the securities covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertaking deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

         12.      Duration and Amendments.

                  (a) Duration. This Plan shall become effective on June 14, 1993, subject to the approval of the Company's stockholders. This Plan and any Options granted hereunder shall be null and void if such approval is not obtained. This Plan shall terminate automatically on June 13, 2003, and may be terminated on any earlier date pursuant to Section 12(b).

                  (b) Amendment; Termination. The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that the provision of this Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; that any amendment which increases the number of Shares available for issuance under this Plan (except as provided in Section 9(a)), which materially changes the class of persons who are eligible for the grant of Options, or which materially increases the benefits accruing to participants under this Plan, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of this Plan.

                  (c) Effect of Amendment or Termination. No Shares shall be issued or sold under this Plan after the termination hereof, except upon exercise of an Option granted before termination. Termination or amendment of this Plan shall not affect any Shares previously issued and sold or any Option previously granted under this Plan.